                                                                      EXHIBIT 24
                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Harcharan S. Gill and Patricia McQueary, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts, including the execution of documents, which said attorneys, or either of them, may deem necessary or advisable to enable Envirogen, Inc. (the "Company") to comply with the Securities Exchange Act of 1934, as amended, and the rules and regulations and requirements of the Securities and Exchange Commission, in connection with the filing under such Act of an annual report of the Company on Form 10-K for the year ended December 31, 1996, including the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, such annual report and any and all amendments thereto and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 24th day of February, 1997.



                    /s/ Robert F. Hendrickson
                    ------------------------------------------------
                    Robert F. Hendrickson

                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Harcharan S. Gill and Patricia McQueary, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts, including the execution of documents, which said attorneys, or either of them, may deem necessary or advisable to enable Envirogen, Inc. (the "Company") to comply with the Securities Exchange Act of 1934, as amended, and the rules and regulations and requirements of the Securities and Exchange Commission, in connection with the filing under such Act of an annual report of the Company on Form 10-K for the year ended December 31, 1996, including the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, such annual report and any and all amendments thereto and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 24th day of February, 1997.



                    /s/ Robert F. Johnston
                    ----------------------------------------------
                    Robert F. Johnston

                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Harcharan S. Gill and Patricia McQueary, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts, including the execution of documents, which said attorneys, or either of them, may deem necessary or advisable to enable Envirogen, Inc. (the "Company") to comply with the Securities Exchange Act of 1934, as amended, and the rules and regulations and requirements of the Securities and Exchange Commission, in connection with the filing under such Act of an annual report of the Company on Form 10-K for the year ended December 31, 1996, including the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, such annual report and any and all amendments thereto and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 24th day of February, 1997.



                    /s/ Seymour L. Meisel
                    ------------------------------------------
                    Seymour L. Meisel

                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Harcharan S. Gill and Patricia McQueary, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts, including the execution of documents, which said attorneys, or either of them, may deem necessary or advisable to enable Envirogen, Inc. (the "Company") to comply with the Securities Exchange Act of 1934, as amended, and the rules and regulations and requirements of the Securities and Exchange Commission, in connection with the filing under such Act of an annual report of the Company on Form 10-K for the year ended December 31, 1996, including the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, such annual report and any and all amendments thereto and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 24th day of February, 1997.



                    /s/ Robert C. Miller
                    --------------------------------------------
                    Robert C. Miller

                               POWER OF ATTORNEY



     KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Harcharan S. Gill and Patricia McQueary, or either of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to do any and all acts, including the execution of documents, which said attorneys, or either of them, may deem necessary or advisable to enable Envirogen, Inc. (the "Company") to comply with the Securities Exchange Act of 1934, as amended, and the rules and regulations and requirements of the Securities and Exchange Commission, in connection with the filing under such Act of an annual report of the Company on Form 10-K for the year ended December 31, 1996, including the power and authority to sign in the name and on behalf of the undersigned, in any and all capacities in which the signature of the undersigned would be appropriate, such annual report and any and all amendments thereto and generally to do and perform all things necessary to be done in the premises as fully and effectually in all respects as the undersigned could do if personally present.

     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 24th day of February, 1997.



                    /s/ Peter J. Neff
                    --------------------------------------------
                    Peter J. Neff